UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2007

BANCORPSOUTH, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi		38804

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (662) 680-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Keefe, Bruyette & Woods Presentation
Ex-99.2 March 1, 2007 Press Release

Section 7 – Regulation FD
     Item 7.01. Regulation FD Disclosure.
     On March 1, 2007, BancorpSouth, Inc. will make a presentation at the Keefe, Bruyette & Woods Regional Bank Conference in Boston, Massachusetts. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Section 8 – Other Events
     Item 8.01. Other Events.
     On March 1, 2007, BancorpSouth, Inc. issued a press release announcing the completion of the merger of City Bancorp with and into BancorpSouth. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Section 9 – Financial Statements and Exhibits
     Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

Exhibit 99.1	Presentation by BancorpSouth, Inc. at the Keefe, Bruyette & Woods Regional Bank Conference on March 1, 2007

Exhibit 99.2	Press Release issued on March 1, 2007 by BancorpSouth, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ L. Nash Allen, Jr.
L. Nash Allen, Jr.
Treasurer and Chief Financial Officer

Date: March 1, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation by BancorpSouth, Inc. at the Keefe, Bruyette & Woods Regional Bank Conference on March 1, 2007

99.2	Press Release issued on March 1, 2007 by BancorpSouth, Inc.